UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 7, 2019

Luboa Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-199210	90-1007098
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, Area A, #59 Longjing 2nd Rd, Baocheng Block 3, Baoan District, Shenzhen, China 518000

(Address of principal executive offices)

(86) 18304043465

(Registrant’s telephone number, including area code)

__________________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) On January 7, 2019, Luboa Group Inc. (the “Company”) engaged WWC, P.C. (“WWC”) as its principal accountant and dismissed Michael Gillespie & Associates (“MG&A”) from that role. The change in the Company’s principal accountant was approved by the Company’s board of director.

The audit report of MG&A on the Company’s financial statements for the fiscal years ended August 31, 2018, 2017, 2016, 2015 & 2014 and contained no adverse opinion or disclaimer of opinion. However, the audit report of MG&A for the years ended August 31, 2018, 2017, 2016, 2015 & 2014, raised substantial doubt about the Company’s ability to continue as a going concern due to the Company’s limited operation without profit for aforementioned five year ends.

During the Company’s five most recent fiscal years ended August 31, 2018, 2017, 2016, 2015 & 2014 and for the subsequent interim period through January 7, 2019, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with MG&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MG&A, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s five most recent fiscal years ended August 31, 2018, 2017, 2016, 2015 & 2014 and for the subsequent interim period through January 7, 2019, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided MG&A with a copy of the disclosures in this report and the Company requested a letter from MG&A addressed to the Commission confirming the statements made by the Company in this report. A copy of that letter is attached as an exhibit to this report.

(b) On January 7, 2019, the Company engaged WWC, P.C. as the Company’s new independent registered public accounting firm effective immediately. The retention of WWC was approved by the board of director. During the Company’s two most recent fiscal years ended August 31, 2018 and 2017 and for the subsequent interim period through January 7, 2019, neither the Company, nor anyone on behalf of the Company consulted with WWC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Michael Gillespie & Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 8, 2019

Luboa Group, Inc.

/s/ Jiang Feng
By:	Jiang Feng
Title:	President